SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549



                               FORM 8-K

                             CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934




                             February 9, 1994
            -----------------------------------------------------
              Date of Report (Date of Earliest Event Reported)


                        INTERNATIONAL PAPER COMPANY
            -----------------------------------------------------
            (Exact name of Registrant as specified in its charter)



       New York                    1-3157               13-0872805
       --------                    ------               -----------
     (State of                    Commission            (IRS Employer
     Incorporation)                 File                Identification
                                                             Number)


                Two Manhattanville Road, Purchase, NY 10577
            -----------------------------------------------------
                 (Address of Principal executive offices)


                                  914-397-1500
                                ---------------
                                (Telephone No.)

                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549


     ITEM 1     CHANGES IN CONTROL OF REGISTRANT

                N/A

     ITEM 2     ACQUISITION OR DISPOSITION OF ASSETS

                N/A

     ITEM 3     BANKRUPTCY OR RECEIVERSHIP

                N/A

     ITEM 4     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                N/A

     ITEM 5     OTHER EVENTS

                On January 11, 1994, the registrant announced unaudited 1993 year-end and fourth quarter earnings. A copy of the announcement is annexed as Exhibit 28.

     ITEM 6     RESIGNATIONS OF REGISTRANT'S DIRECTORS

                N/A

     ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS

                (a) Financial Statements

                N/A

                (b) Pro Forma Financial Information:

                N/A



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


                (c) Exhibits:

                    (28)  Press Release, dated January 11, 1994.

     ITEM 8     CHANGES IN FISCAL YEAR

                N/A




                              Signatures
                              ----------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       INTERNATIONAL PAPER COMPANY
                                       (Registrant)


Date:  February 9, 1994                /s/ SYVERT E. NERHEIM
       Purchase, NY                    ----------------------
                                         Syvert E. Nerheim
                                         Assistant Secretary


















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